UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2001

INDYMAC BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-08972	95-3983415

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

155 North Lake Avenue Pasadena, CA	91101

(Address of principal executive offices)	(Zip Code)

(800) 669-2300
Registrant’s telephone number, including area code

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

         Report of Earnings

         On October 18, 2001, IndyMac Bancorp, Inc. issued a press release (the “Earnings Release”) reporting results for the quarter ended September 30, 2001. The information contained in the Earnings Release, which is attached as Exhibit 99.1 hereto, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Items (a) and (b) are inapplicable

(c)	Exhibits

         99.1 Earnings Release issued by IndyMac Bancorp, Inc. on October 18, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2001

INDYMAC BANCORP, INC.

By: /s/ Richard Sommers Richard Sommers Executive Vice President, General Counsel and Secretary